U.S. GOLD CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

As of July 31, 2017

			Pro Forma		Pro Forma
	U.S. Gold Corp.	Disposal	Adjustments	Notes	Total

ASSETS
CURRENT ASSETS:
Cash	$4,346,618	$-	$531,148	a	$4,877,766
Prepaid expenses and other current assets	774,786	-	-		774,786
Assets held for sale - current	3,550,556	(3,550,556)	-		-

Total Current Assets	8,671,960	(3,550,556)	531,148		5,652,552

NON - CURRENT ASSETS:
Reclamation bond deposit	46,482	-	-		46,482
Mineral rights	4,120,623	-	-		4,120,623
Assets held for sale - long term	37,984	(37,984)	-		-

Total Non - Current Assets	4,205,089	(37,984)	-		4,167,105

Total Assets	$12,877,049	$(3,588,540)	$531,148		$9,819,657

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$290,484	$-	$-		$290,484
Accounts payable - related party	2,431	-	-		2,431
Accrued liabilities	722,197	-	-		722,197
Liabilities held for sale - current	3,603,671	(3,603,671)	-		-

Total Current Liabilities	4,618,783	(3,603,671)	-		1,015,112

LONG- TERM LIABILITIES
Liabilities of held for sale - long term	23,891	(23,891)	-		-

Total Liabilities	4,642,674	(3,627,562)	-		1,015,112

Commitments and Contingencies

STOCKHOLDERS’ EQUITY :
Preferred stock, $0.001 par value; 50,000,000 authorized
Convertible Series C Preferred stock ($0.001 Par Value; 45,002 Shares Authorized)	8	-	-		8
Common stock ($0.001 Par Value; 200,000,000 Shares Authorized)	12,036	-	-		12,036
Additional paid-in capital	22,070,169	-	-		22,070,169
Accumulated deficit	(13,847,838)	39,022	531,148	a and b	(13,277,668)

Total Stockholders’ Equity	8,234,375	39,022	531,148		8,804,545

Total Liabilities and Stockholders’ Equity	$12,877,049	$(3,588,540)	$531,148		$9,819,657

U.S. GOLD CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months Ended July 31, 2017

			Pro Forma		Pro Forma
	U.S. Gold Corp.	Disposal	Adjustments	Notes	Total

Net revenues	$-	$-	$-		$-

Operating expenses:
Compensation and related taxes	1,389,814	-	-		1,389,814
Exploration costs	767,883	-	-		767,883
Professional fees	861,463	-	-		861,463
General and administrative expenses	187,173	-	-		187,173

Total operating expenses	3,206,333	-	-		3,206,333

Operating loss from operations from continuing operations	(3,206,333)	-	-		(3,206,333)

Loss from continuing operations before provision for income taxes	(3,206,333)	-	-		(3,206,333)

Provision for income taxes	-	-	-		-

Loss from continuing operations	(3,206,333)	-	-		(3,206,333)

Discontinued operations:
Loss from discontinued operations	(6,071,448)	-	-		(6,071,448)
Net gain on sale of discontinued operations	-	39,022	531,148	a and b	570,170

Total loss from discontinued operations	(6,071,448)	39,022	531,148		(5,501,278)

Net loss	$(9,277,781)	$39,022	$531,148		$(8,707,611)

Loss per common share, basic and diluted
Loss from continuing operations	$(0.35)				$(0.35)
Discontinued operations:
Loss from discontinued operations	$(0.65)				$(0.65)
Gain on sale of discontinued operations	$0.00				$0.06
Total	$(0.65)				$(0.59)
Net Loss Per Share	$(1.00)				$(0.94)

Weighted average common shares outstanding - basic and diluted	9,252,624				9,252,624

U.S. GOLD CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Year Ended April 30, 2017

			Pro Forma		Pro Forma
	U.S. Gold Corp.	Disposal	Adjustments	Notes	Total

Net revenues	$-	$-	$-		$-

Operating expenses:
Compensation and related taxes	1,072,509	-	-		1,072,509
Exploration costs	1,368,044	-	-		1,368,044
Professional fees	1,442,477	-	-		1,442,477
General and administrative expenses	262,237	-	-		262,237

Total operating expenses	4,145,267	-	-		4,145,267

Loss from operations	(4,145,267)	-	-		(4,145,267)

Other expense:
Interest income	1,048	-	-		1,048
Interest expense - related party	(4,242)	-	-		(4,242)

Total other expense	(3,194)	-	-		(3,194)

Loss before provision for income taxes	(4,148,461)	-	-		(4,148,461)

Provision for income taxes	-	-	-		-

Net loss	$(4,148,461)	$-	$-		$(4,148,461)

Net loss per common share, basic and diluted	$(0.42)				$(0.42)

Weighted average common shares outstanding - basic and diluted	9,778,492				9,778,492

U.S. GOLD CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(a)	Total consideration for the Dataram Memory sale is as follows:

Total consideration	$900,000
Direct legal and sales commission expenses related to the sale	(201,510)
Estimated Dataram expenses to be deducted from the sales proceeds	(167,342)
Total cash received for the Dataram Memory sales	$531,148

(b)	The gain from sale of Dataram Memory business is as follows:

Total cash received for the Dataram Memory sales	$531,148
Excess liabilities disposed over assets disposed	39,022
Net gain from sale of Dataram Memory business	$570,170